TEMPLETON DRAGON FUND, INC.


SEMI ANNUAL REPORT
JUNE 30, 1999


[FRANKLIN TEMPLETON LOGO]

PAGE

[FRANKLIN TEMPLETON CELEBRATING OVER 50 YEARS LOGO]

[PHOTO OF J. MARK MOBIUS, Ph.D.]

J. MARK MOBIUS, Ph.D.
President
Templeton Dragon Fund, Inc.

Dr. Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

PAGE


SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total net assets in the equity securities of "China companies," as defined in the Fund's prospectus.
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you this semiannual report of Templeton Dragon Fund, which covers the six months ended June 30, 1999. During this period, many Asian economies displayed signs of improvement, rekindling investor interest in the region's securities. Mainland China and Hong Kong equities generally rose in price, and China avoided currency devaluation, but both areas experienced economic hardship during the six months under review. While unemployment fell in countries such as South Korea and Thailand, it approached historical highs in China and Hong Kong. Nevertheless, Hong Kong's equity market rose steadily throughout the period while mainland China's generally lagged until March, then rallied in April when Premier Zhu Rongji, while touring the U.S., promoted his country's bid to join the World Trade Organization.

Within this environment, Templeton Dragon Fund delivered a +58.51% six-month cumulative total return in market-price terms and +35.89% in net asset value terms, as shown in the

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 10 of this report.


CONTENTS



Shareholder Letter ........   1
Important Notice to
Shareholders ..............   4
Year 2000 Readiness
Disclosure ................   7
Performance Summary .......   8
Financial Highlights &
Statement of Investments ..   9
Financial Statements ......  14
Notes to Financial
Statements ................  17



[PYRAMID FUND CATEGORY GRAPH]

PAGE

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
06/30/99

[PIE CHART]


Hong Kong                                                  57.9%*
China                                                      20.9%
Singapore                                                   5.2%
Philippines                                                 3.4%
Thailand                                                    3.0%
Malaysia                                                    1.7%
Short-Term Investment & Other Net Assets                    7.9%

*Hong Kong reverted to the sovereignty of China on July 1, 1997.

Performance Summary on page 8. On June 30, 1999, the Fund held 57.9% of its total net assets in Hong Kong, 20.9% in mainland China, and 13.3% in other markets. Our position in short-term investments and other net assets increased to 7.9%.

During the period under review, we sold our shares of Guangdong Electric Power Development Co. Ltd. at a substantial profit, and established a position in China Telecommunications Ltd., a company accessing China's vast, relatively closed mobile communications market. After our initial purchases in March, the share price of this holding increased substantially, and at the end of the period it was the Fund's second largest position. As a result, telecommunications was its fourth largest sector on June 30, 1999, with multi-industry, real estate and banking the three largest.

Near the end of the reporting period, relations between the U.S. and China deteriorated as the U.S. alleged China had stolen U.S. military secrets, the North Atlantic Treaty Organization bombed the Chinese embassy in Belgrade, Yugoslavia, and China's entry into the World Trade Organization was put on hold. Despite this, we believe the U.S. and China will continue to pursue positive relations and we are optimistic about long-term prospects for Templeton Dragon Fund. We are, however, concerned about possible volatility in the Chinese and Hong Kong markets. In our opinion, the economy of mainland China still requires significant restructuring to compete with the rest of Asia, and Hong Kong must also face harsh economic realities. But if interest rates remain low and China returns to a path of reform, we believe the region could begin to expand, potentially benefiting the holdings in your Fund's portfolio.

Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of



2

PAGE

severe market corrections. For example, Hong Kong's equity market has increased 1,413% in the last 15 years, but has suffered 5 quarterly declines of more than 20% during that time.(1) Investing in "China companies" is no exception and entails special considerations, including risks related to market and currency volatility, adverse economic, social and political developments, and these markets' relatively small size and lesser liquidity. While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of June 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may give you a better understanding of our investment and management philosophy.

We thank you for your participation in Templeton Dragon Fund, and welcome your comments and suggestions.

Sincerely,


/s/J. MARK MOBIUS
------------------------
J. Mark Mobius, Ph.D.
President
Templeton Dragon Fund, Inc.


(1) Source: Hang Seng Index. Based on quarterly percentage price change over 15 years ended June 30, 1999. Market return is measured in U.S. dollar terms and does not include reinvested dividends.


  TOP 10 HOLDINGS
  6/30/99

COMPANY                             % OF TOTAL
INDUSTRY, COUNTRY                   NET ASSETS
----------------------------------------------
HSBC Holdings PLC
Banking, Hong Kong*                    8.2%

China Telecommunications Ltd.
Telecommunications, China              8.1%

Cheung Kong Holdings Ltd.
Multi-Industry, Hong Kong*             6.4%

Dairy Farm International
Holdings Ltd.
Merchandising, Hong Kong*              6.1%

New World Development Co. Ltd.
Real Estate, Hong Kong*                5.2%

Citic Pacific Ltd.
Multi-Industry, Hong Kong*             5.2%

Hong Kong Electric Holdings Ltd.
Utilities Electrical & Gas,
Hong Kong*                             4.9%

Hang Lung Development Co. Ltd.
Real Estate, Hong Kong*                4.0%

Jardine Matheson Holdings Ltd.
Multi-Industry, Hong Kong*             3.8%

Jardine Strategic Holdings Ltd.
Multi-Industry, Hong Kong*             3.7%


*Hong Kong reverted to the sovereignty of China on July 1, 1997.


                                                                               3

PAGE

IMPORTANT NOTICE TO SHAREHOLDERS

ADOPTION OF DEFINITIONS OF "EMERGING MARKET" AND "EMERGING MARKET COMPANY." On July 21, 1999, the Fund's Board of Directors adopted non-fundamental definitions of "emerging market" and "emerging market company" to reflect the dynamic nature of what constitutes an "emerging market" or an "emerging market company." The following definitions generally will be used in managing the Fund's portfolio:

"Emerging market" countries are (i) countries that are generally considered low or middle income countries by the International Bank of Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by the United Nations or otherwise regarded by their authorities as developing or (iii) countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index.

"Emerging market companies" are (i) companies whose principal securities trading markets are in emerging market countries or (ii) companies that derive a significant share of their total revenue from either goods or services produced or sales made in emerging market countries or (iii) companies that have a significant portion of their assets in emerging market countries or (iv) companies that are linked to currencies of emerging market countries or (v) companies that are organized under the laws of or with principal offices in, emerging market countries.

YEAR 2000 ISSUE. Like all investment companies, the Fund's business operations depend on a worldwide network of computer systems that contain date fields. Many of the systems currently use a two digit date field to represent the date, and these systems must


4

PAGE

be changed or modified to enable them to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem).

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by any of the parties who service the Fund or with which it does business are not Year 2000 ready. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

When evaluating current and potential portfolio positions, Year 2000 is one of the factors the Fund's investment manager considers. The investment manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and there may be less public disclosure of these factors. The investment manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. The Fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Fund and its investment manager may have no control.

If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings will have a similar impact on the Fund's performance.

Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already made most of the changes necessary to make the computer systems that service the


                                                                               5

PAGE

Fund and its shareholders Year 2000 compliant and continues to seek reasonable assurances from all suppliers that they will be Year 2000 compliant on a timely basis. Resources is refining a contingency plan of procedures to follow (where feasible) in the event of the failure of any mission critical systems. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

REPURCHASE PROGRAM. On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund, from time to time, at the discretion of management may purchase up to an aggregate of 5.4 million shares of the Fund's Common Stock (approximately 10% of the shares outstanding on October 17, 1997) in open-market transactions. This authorization remains in effect.

MANAGED DISTRIBUTION POLICY. On July 22, 1998, the Board of Directors of the Fund adopted a managed distribution policy in an effort to address the market discount of the Fund's share price to net asset value. Under the managed distribution policy, the Fund intends to make quarterly distributions to Fund shareholders equal to 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to the declaration date. If the total amount distributed exceeds the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the excess amount distributed generally will constitute a return of capital. Shareholders who participate in the Fund's dividend reinvestment and cash purchase plan will receive their distributions in additional shares of the Fund.


6

PAGE

YEAR 2000 READINESS DISCLOSURE  -
HOW FRANKLIN TEMPLETON IS
TACKLING THE Y2K PROBLEM

[SPECIAL UPDATE LOGO]

Franklin Templeton formed a company-wide team in 1996 to identify and correct problems related to the date changeover after December 31, 1999. All but one of our mission-critical systems are certified as Year 2000 compliant and are operating in production, as of July 15, 1999. We intend to have our remaining mission-critical system, a replacement for an existing sales and marketing system, certified by the end of September 1999.

The Y2K team is also upgrading, testing, and certifying remaining noncritical systems, as well as integrating and testing links with many external parties. Our dedicated, business continuity team is building contingency plans worldwide in the event of Year 2000 failures.

Earlier this year, we successfully completed a series of Securities Industry Association nationwide tests of transactions with other business partners under simulated Year 2000 conditions. This summer we also successfully participated in industry-wide testing of our interfaces with major dealers and real-time market data services.

You can learn more about Franklin Templeton's Y2K project by visiting our Web Site at www.franklintempleton.com.


                                                                               7

PAGE

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company investing in "China" companies, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.


PERFORMANCE SUMMARY AS OF 6/30/99

Although the Board of Directors adopted a managed distribution policy for the Fund, distributions will vary based on earnings of the Fund's portfolio, as well as any profits realized from the sale of the portfolio's securities and the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE AND DISTRIBUTION INFORMATION


                                                  CHANGE      6/30/99  12/31/98
--------------------------------------------------------------------------------
Net Asset Value                                   +$2.86      $12.86   $10.00
Market Price (NYSE)                               +$3.6875    $11.0625 $7.3750



                               DISTRIBUTIONS (1/1/99 - 6/30/99)
                               -------------------------------------------------
Dividend Income                               $0.5232


PERFORMANCE

                                                                            INCEPTION
                                   6-MONTH       1-YEAR        3-YEAR        (9/8/94)
-------------------------------------------------------------------------------------

Cumulative Total Return(1)

Based on change in
net asset value                    +35.89%       +50.03%        +6.37%       +27.19%

Based on change in
market price                       +58.51%       +49.79%       +10.09%        +2.92%

Average Annual Total Return(2)
Based on change in
net asset value                    +35.89%       +50.03%        +2.08%        +5.13%

Based on change in
market price                       +58.51%       +49.79%        +3.26%        +0.60%



Past performance is not predictive of future results.


8

PAGE

TEMPLETON DRAGON FUND, INC.
Financial Highlights

                                                SIX MONTHS
                                                  ENDED          YEAR ENDED                 YEAR ENDED MARCH 31,
                                              JUNE 30, 1999     DECEMBER 31,    --------------------------------------------
                                              (UNAUDITED)+++       1998++         1998        1997        1996       1995+
                                              ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period......         $10.00           $13.58        $18.25      $15.73      $13.97      $14.10
                                              ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income....................            .12              .25           .37         .34         .37         .22
 Net realized and unrealized gains
   (losses)...............................           3.26            (3.26)        (3.58)       2.82        1.92        (.22)
                                              ------------------------------------------------------------------------------
Total from investment operations..........           3.38            (3.01)        (3.21)       3.16        2.29          --
Underwriting expenses deducted from
  capital.................................             --               --            --          --          --        (.04)
                                              ------------------------------------------------------------------------------
Less distributions from:
 Net investment income....................           (.12)            (.27)         (.35)       (.34)       (.47)       (.09)
 In excess of net investment income.......           (.40)              --            --          --          --          --
 Net realized gains.......................             --               --          (.70)       (.30)       (.06)         --
 In excess of net realized gains..........             --               --          (.41)         --          --          --
 Tax return of capital....................             --             (.30)           --          --          --          --
                                              ------------------------------------------------------------------------------
Total distributions.......................           (.52)            (.57)        (1.46)       (.64)       (.53)       (.09)
                                              ------------------------------------------------------------------------------
Net asset value, end of period............         $12.86           $10.00        $13.58      $18.25      $15.73      $13.97
                                              ==============================================================================
Total Return*
 Based on market value per share..........         58.51%         (30.08)%      (11.82)%       7.80%      21.11%    (19.34)%
 Based on net asset value per share.......         35.89%         (20.60)%      (16.39)%      20.76%      16.89%      (.11)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).........       $679,913         $528,464      $733,533    $985,719    $849,510    $754,227
Ratios to average net assets:
 Expenses.................................          1.61%**          1.59%**       1.53%       1.50%       1.52%       1.54%**
 Net investment income....................          2.37%**          3.21%**       2.14%       1.93%       2.48%       2.99%**
Portfolio turnover rate...................         31.08%           39.92%        13.59%       8.73%       7.81%          --

  * Total return is not annualized.
 ** Annualized.
  + For the period September 8, 1994 (commencement of operations) to March 31,
    1995.
 ++ For the period April 1, 1998 to December 31, 1998. Prior to this period, the
    Fund's fiscal year end was March 31.
+++ Based on average weighted shares outstanding.

                   See Notes to Financial Statements.
                                                                               9

PAGE

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 92.0%
APPLIANCES & HOUSEHOLD DURABLES .8%
*Konka Group Co. Ltd., B....................................        China           5,123,381     $  5,718,435
                                                                                                  ------------
AUTOMOBILES .2%
Oriental Holdings Bhd. .....................................       Malaysia           512,000        1,401,263
                                                                                                  ------------
BANKING 12.0%
*Bangkok Bank Public Co. Ltd. ..............................       Thailand           998,400        2,179,558
Development Bank of Singapore Ltd., fgn. ...................      Singapore            70,000          855,213
HSBC Holdings PLC...........................................      Hong Kong         1,536,132       56,029,612
Overseas Chinese Banking Corp. Ltd., fgn. ..................      Singapore           607,000        5,062,790
Philippine Commercial International Bank Inc. ..............     Philippines          105,750          722,602
*Philippine National Bank...................................     Philippines        1,794,300        4,857,106
Public Bank Bhd. ...........................................       Malaysia           143,000          108,755
Public Bank Bhd., fgn. .....................................       Malaysia         2,577,000        2,699,068
*Siam Commercial Bank Ltd., fgn. ...........................       Thailand           289,358          400,197
*Thai Farmers Bank Public Co. Ltd. .........................       Thailand         2,360,400        4,736,803
*Thai Farmers Bank Public Co. Ltd., fgn. ...................       Thailand             5,000           15,458
United Overseas Bank Ltd., fgn. ............................      Singapore           513,000        3,585,727
                                                                                                  ------------
                                                                                                    81,252,889
                                                                                                  ------------
BEVERAGES & TOBACCO 2.0%
Asia Pacific Breweries Ltd. ................................      Singapore           390,000        1,191,189
Fraser and Neave Ltd. ......................................      Singapore         1,951,000        8,652,012
*Tsingtao Brewey Co. Ltd., H................................        China          18,836,000        3,932,841
                                                                                                  ------------
                                                                                                    13,776,042
                                                                                                  ------------
BUILDING MATERIALS & COMPONENTS 1.1%
*Siam Cement Public Co. Ltd. ...............................       Thailand           355,300        6,667,596
*Tipco Asphalt Public Co. Ltd., fgn. .......................       Thailand           426,300          589,595
                                                                                                  ------------
                                                                                                     7,257,191
                                                                                                  ------------
CHEMICALS 1.4%
Shanghai Petrochemical Co. Ltd., H..........................        China          33,112,600        7,809,928
Singapore Petroleum Company, fgn. ..........................      Singapore            52,000           42,761
*Thai Petrochemical Industry Public Co. Ltd., fgn. .........       Thailand         2,545,100        1,656,472
                                                                                                  ------------
                                                                                                     9,509,161
                                                                                                  ------------
CONSTRUCTION & HOUSING .4%
Italian-Thai Development Public Co. Ltd., fgn. .............       Thailand           460,400        1,111,203
YTL Corp. Berhad............................................       Malaysia           757,000        1,593,684
                                                                                                  ------------
                                                                                                     2,704,887
                                                                                                  ------------

 10

PAGE

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRICAL & ELECTRONICS .2%
Acer Computer International Ltd. ...........................      Singapore             9,000     $     10,710
G P Batteries International Ltd. ...........................      Singapore           637,000        1,219,747
*Hana Microelectronics Co. Ltd., fgn. ......................       Thailand            18,700           56,290
                                                                                                  ------------
                                                                                                     1,286,747
                                                                                                  ------------
ENERGY SOURCES .2%
Yanzhou Coal Mining Company Ltd., H.........................        China           3,558,000        1,272,540
                                                                                                  ------------
FOOD & HOUSEHOLD PRODUCTS .6%
*Charoen Pokphand Feedmill Public Co. Ltd., fgn. ...........       Thailand            13,090           21,299
Saha Pathanapibul Public Co. Ltd., fgn. ....................       Thailand            65,000           96,949
*Shanghai New Asia Group Co. Ltd., B........................        China          13,759,408        3,715,040
                                                                                                  ------------
                                                                                                     3,833,288
                                                                                                  ------------
INDUSTRIAL COMPONENTS
*Leader Universal Holdings Bhd. ............................       Malaysia           562,000          235,153
                                                                                                  ------------
LEISURE & TOURISM 3.6%
CDL Hotel International Ltd. ...............................      Hong Kong           196,426           82,278
Genting Bhd. ...............................................       Malaysia           165,600          631,895
Hong Kong & Shanghai Hotels Ltd. ...........................      Hong Kong        12,650,000       10,760,615
Overseas Union Enterprise Ltd. .............................      Singapore           268,400          851,313
Resorts World Bhd. .........................................       Malaysia           443,000        1,043,382
Shangri-La Asia Ltd. .......................................      Hong Kong         8,914,000       11,029,263
                                                                                                  ------------
                                                                                                    24,398,746
                                                                                                  ------------
MERCHANDISING 6.4%
Dairy Farm International Holdings Ltd. .....................      Hong Kong        34,492,643       41,391,172
Siam Makro Public Company Ltd., fgn. .......................       Thailand         1,158,300        2,205,089
                                                                                                  ------------
                                                                                                    43,596,261
                                                                                                  ------------
METALS & MINING .1%
Natsteel Ltd. ..............................................      Singapore           441,000          771,912
                                                                                                  ------------
MISC MATERIALS & COMMODITIES
Golden Hope Plantations Bhd. ...............................       Malaysia            11,000            9,437
                                                                                                  ------------
MULTI-INDUSTRY 25.5%
Beijing Datang Power Generation Co. Ltd., H.................        China          56,888,000       18,330,036
Cheung Kong Holdings Ltd. ..................................      Hong Kong         4,855,000       43,175,853
Cheung Kong Infrastructure Holdings Ltd. ...................      Hong Kong           140,000          289,605
China Resources Enterprises Ltd. ...........................        China           8,160,000       14,408,321
Citic Pacific Ltd. .........................................      Hong Kong        11,000,000       35,088,963
Hong Leong Industries Bhd. .................................       Malaysia           237,000          279,411
Hutchison Whampoa Ltd. .....................................      Hong Kong            32,000          289,734
Jardine Matheson Holdings Ltd. .............................      Hong Kong         5,110,109       25,550,545
Jardine Strategic Holdings Ltd. ............................      Hong Kong         9,565,825       24,871,145

                                                                              11

PAGE

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY (CONT.)
*Lai Sun Garment International Ltd. ........................      Hong Kong        25,336,000     $  1,861,297
Perlis Plantations Bhd. ....................................       Malaysia             3,000            3,505
Sembcorp Industries Ltd. ...................................      Singapore           675,035        1,070,540
WBL Corp. Ltd. .............................................      Singapore            49,000           67,348
Wheelock and Company Ltd. ..................................      Hong Kong         5,666,511        7,778,001
                                                                                                  ------------
                                                                                                   173,064,304
                                                                                                  ------------
REAL ESTATE 16.4%
China Overseas Land & Investment Ltd. ......................      Hong Kong       112,524,000       15,952,931
China Vanke Co. Ltd., B.....................................        China           7,563,826        5,079,043
Hang Lung Development Co. Ltd. .............................      Hong Kong        22,187,000       27,451,903
Henderson China Holdings Limited............................      Hong Kong         7,237,500        3,824,504
Hong Kong Land Holdings Ltd. ...............................      Hong Kong         4,727,000        7,657,740
*Lai Sun Development Co. Ltd. ..............................      Hong Kong         5,074,800          444,765
New World Development Co. Ltd. .............................      Hong Kong        11,836,731       35,469,689
*Shanghai Lujiaxui Finance & Trade Zn Dev Stock Co Ltd, B...        China           2,873,866        1,868,013
Sun Hung Kai Properties Ltd. ...............................      Hong Kong         1,077,570        9,825,951
United Industrial Corporation Ltd. .........................      Singapore         2,848,000        1,923,759
United Overseas Land Ltd. ..................................      Singapore         1,521,000        1,715,313
                                                                                                  ------------
                                                                                                   111,213,611
                                                                                                  ------------
RECREATION & OTHER CONSUMER GOODS .4%
Tanjong PLC.................................................       Malaysia         1,049,000        2,608,697
                                                                                                  ------------
TELECOMMUNICATIONS 10.7%
*China Telecommunications Ltd. .............................        China          19,860,000       55,160,623
Philippine Long Distance Telephone Co., ADR.................     Philippines          591,700       17,824,963
                                                                                                  ------------
                                                                                                    72,985,586
                                                                                                  ------------
TRANSPORTATION 4.0%
Cross Harbour Tunnel Co. Ltd. ..............................      Hong Kong         2,170,000        1,636,132
Guangshen Railway Co. Ltd., H, ADR..........................        China             292,600        2,231,075
Guangshen Railway Co. Ltd., H...............................        China          25,390,000        3,894,147
Keppel Corp., Ltd. .........................................      Singapore         2,098,000        7,147,372
Malaysian Airlines System Bhd. .............................       Malaysia           596,000          815,579
*Neptune Orient Lines Ltd. .................................      Singapore           577,000          704,940
*Shanghai Dazhong Taxi Shareholding Co. Ltd., B.............        China          16,135,210       10,971,943
                                                                                                  ------------
                                                                                                    27,401,188
                                                                                                  ------------
UTILITIES ELECTRICAL & GAS 6.0%
Hong Kong Electric Holdings Ltd. ...........................      Hong Kong        10,391,623       33,483,129
Shandong Huaneng Power Development Co. Ltd., ADR............        China           1,437,700        7,458,069
                                                                                                  ------------
                                                                                                    40,941,198
                                                                                                  ------------

 12

PAGE

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
WHOLESALE & INTERNATIONAL TRADE
Metro Holdings Ltd. ........................................      Singapore            91,000     $    143,248
                                                                                                  ------------
TOTAL COMMON STOCKS (COST $502,640,570).....................                                       625,381,784
                                                                                                  ------------
PREFERRED STOCKS (COST $370,848) .1%
*Siam Commercial Bank, 5.25%, cvt. pfd., 144A, fgn. ........       Thailand           320,200          455,878
                                                                                                  ------------
                                                                                   PRINCIPAL
                                                                                   AMOUNT**
                                                                                   --------
SHORT TERM INVESTMENTS (COST $46,473,492) 6.8%
U.S. Treasury Bills, 4.36% to 4.805%, with maturities to
  12/09/1999................................................    United States     $47,097,000       46,485,542
                                                                                                  ------------
TOTAL INVESTMENTS (COST $549,484,910) 98.9%.................                                       672,323,204
OTHER ASSETS, LESS LIABILITIES 1.1%.........................                                         7,589,407
                                                                                                  ------------
TOTAL NET ASSETS 100.0%.....................................                                      $679,912,611
                                                                                                  ============

*Non-income producing.
**Securities denominated in U.S. dollars.
                       See Notes to Financial Statements.
                                                                              13

PAGE

TEMPLETON DRAGON FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $549,484,910)....    $ 672,323,204
 Cash.......................................................           78,558
 Receivables:
  Investment securities sold................................       12,689,575
  Dividends and interest....................................        1,857,037
                                                                -------------
      Total assets..........................................      686,948,374
                                                                -------------
Liabilities:
 Payables:
  Investment securities purchased...........................        4,979,931
  To affiliates.............................................          751,749
  To shareholders...........................................          682,793
 Deferred tax liability (Note 1e)...........................          394,327
 Accrued expenses...........................................          226,963
                                                                -------------
      Total liabilities.....................................        7,035,763
                                                                -------------
Net assets, at value........................................    $ 679,912,611
                                                                =============
Net assets consist of:
 Distributions in excess of net investment income...........    $ (21,114,179)
 Net unrealized appreciation................................      122,443,967
 Accumulated net realized loss..............................     (153,791,148)
 Capital shares.............................................      732,373,971
                                                                -------------
Net assets, at value........................................    $ 679,912,611
                                                                =============
Net asset value per share ($679,912,611 / 52,859,893 shares
  outstanding)..............................................           $12.86
                                                                =============

                       See Notes to Financial Statements.
 14

PAGE

TEMPLETON DRAGON FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $126,966)
 Dividends..................................................    $ 10,198,561
 Interest...................................................         857,002
                                                                ------------
      Total investment income...............................                    $ 11,055,563
Expenses:
 Management fees (Note 3)...................................       3,474,911
 Administrative fees (Note 3)...............................         416,989
 Transfer agent fees........................................          42,600
 Custodian fees.............................................         134,500
 Reports to shareholders....................................         181,500
 Registration and filing fees...............................          36,800
 Professional fees..........................................         157,100
 Directors' fees and expenses...............................          17,700
 Other......................................................           5,943
                                                                ------------
      Total expenses........................................                       4,468,043
                                                                                ------------
            Net investment income...........................                       6,587,520
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     (44,396,477)
  Foreign currency transactions.............................          41,786
                                                                ------------
      Net realized loss.....................................                     (44,354,691)
 Net unrealized appreciation (depreciation) on:
  Investments...............................................     217,266,215
  Deferred taxes (Note 1e)..................................        (394,327)
                                                                ------------
      Net unrealized appreciation...........................                     216,871,888
                                                                                ------------
Net realized and unrealized gain............................                     172,517,197
                                                                                ------------
Net increase in net assets resulting from operations........                    $179,104,717
                                                                                ============

                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON DRAGON FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 1999          YEAR ENDED
                                                                 (UNAUDITED)        DECEMBER 31, 1998
                                                                -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  6,587,520          $  13,087,493
  Net realized loss from investments and foreign currency
   transactions.............................................     (44,354,691)           (88,448,519)
  Net unrealized appreciation (depreciation) on
   investments..............................................     216,871,888            (88,830,321)
                                                                -------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     179,104,717           (164,191,347)

 Distributions to shareholders from:
  Net investment income.....................................      (6,587,520)           (13,956,089)
  In excess of net investment income........................     (21,068,776)                    --
  Tax return of capital.....................................              --            (16,054,032)

 Capital share transactions (Note 2)........................              --            (10,866,955)
                                                                -------------------------------------
    Net increase (decrease) in net assets...................     151,448,421           (205,068,423)

Net assets:
 Beginning of period........................................     528,464,190            733,532,613
                                                                -------------------------------------
 End of period..............................................    $679,912,611          $ 528,464,190
                                                                =====================================

Distributions in excess of net investment income included in net assets
 End of period..............................................    $(21,114,179)         $     (45,403)
                                                                =====================================

                       See Notes to Financial Statements.
 16

PAGE

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies", as defined in the Fund's prospectus. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

                                                                              17

PAGE
TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.) information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. DEFERRED TAXES:

Deferred taxes are recorded for estimated tax liabilities inherent in the Fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase up to an aggregate of 5.4 million shares of the Fund's Common Stock.

At June 30, 1999, there were 100 million shares authorized ($0.01 par value). During the period ended June 30, 1999, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. During the period April 1, 1998 through December 31, 1998, 1,147,200 shares were repurchased for $10,866,955.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets, of which 0.10% is paid to Nomura Asset Management U.S.A. Inc.

 18

PAGE

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At June 30, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $550,738,732 was as follows:

Unrealized appreciation.....................................  $151,441,489
Unrealized depreciation.....................................   (29,857,017)
                                                              ------------
Net unrealized appreciation.................................  $121,584,472
                                                              ============

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized on the sale of securities subsequent to October 31.

At December 31, 1998, the Fund had tax basis capital losses of $107,000,000 which may be carried over to offset future capital gains. Such losses expire December 31, 2006.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1999 aggregated $163,944,324 and $235,014,726 respectively.

                                                                              19

PAGE

TEMPLETON DRAGON FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan (other than shareholders holding their shares through Japan Securities Clearing Corporation, who will not be enrolled in the Plan unless certain conditions are met and they elect to participate), unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Dragon Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NY 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 20

PAGE

TEMPLETON DRAGON FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.chasemellon.com

SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TDF." The Fund's shares are also listed and traded in Japan on the Osaka Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS")

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St Petersburg, FL 33733-8030.
                                                                              21

PAGE

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PAGE



SEMIANNUAL REPORT
TEMPLETON DRAGON FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
ChaseMellon Shareholder Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
www.chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTDF S99 08/99